UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2023

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	The New York Stock Exchange

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	The New York Stock Exchange

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, at a special meeting of the stockholders (the “Special Meeting”) of Athena Consumer Acquisition Corp. (“Athena”) held on December 21, 2022, Athena’s stockholders voted in favor of a proposal to amend Athena’s Amended and Restated Certificate of Incorporation (as amended, the “Amended Charter”) to provide Athena with the right to extend the date by which it must consummate an initial business combination (the “Deadline Date”) up to six times for an additional one month each time (the “Extension”), from January 22, 2023 to up to July 22, 2023. Also as previously disclosed, if an Extension is implemented, the sponsor of Athena, Athena Consumer Acquisition Sponsor LLC (the “Sponsor”), or its designees will deposit into the trust account, as a loan, the lesser of (x) $121,000 or (y) $0.055 per public share multiplied by the number of public shares outstanding (the “Contribution”), on each of the following dates: (i) January 23, 2023; and (ii) one business day following the public announcement by Athena disclosing that the Board has determined to extend the Deadline Date for an additional month in accordance with the Extension. As there were 2,048,936 public shares outstanding following redemptions in connection with the Special Meeting, the Contribution amount for each month of the Extension is equal to $112,691.48, which is the product of $0.055 per public share multiplied by the 2,048,936 public shares outstanding, or up to an aggregate of $676,148.88 in the event the Extension is effectuated for the full six months.

In connection with the Sponsor’s Contribution for the Extension, on January 17, 2023, Athena issued an unsecured promissory note to the Sponsor with a principal amount equal to $676,148.88 (the “Extension Note”). On the same date, in connection with advances the Sponsor may make in the future to Athena for working capital expenses in connection with Athena’s initial business combination, Athena issued a separate unsecured promissory note to the Sponsor in the principal amount of up to $400,000.00 (the “Working Capital Note”, together with the Extension Note, the “Notes”). Both Notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of Athena’s initial business combination, or (b) the date of Athena’s liquidation. If Athena does not consummate an initial business combination by the Deadline Date, the Notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Notwithstanding the foregoing, under both Notes, following the closing of Athena’s initial business combination, the Sponsor may elect to convert all or any portion of the unpaid principal balance of the Note into units of the post-business combination entity at $10.00 per unit (the “Conversion Units”), with each unit being identical to the private placement units sold to the Sponsor in connection with Athena’s initial public offering. The Conversion Units and their underlying securities are entitled to the registration rights set forth in the Notes.

On January 17, 2023, the Board determined to implement a first Extension and to extend the Deadline Date for an additional month to February 22, 2023. On the same date, in connection with the Extension and pursuant to the Extension Note, the Board delivered to the Sponsor a written request to draw down $112,691.48 for the first month of the Extension. Upon this written request, the Sponsor will fund the $112,691.48 to Athena’s trust account on January 23, 2023.

The foregoing description is qualified in its entirety by reference to the Notes, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On January 17, 2023, Athena issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the issuance of the Notes and the extension of the Deadline Date to February 22, 2023.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by Athena that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Extension Promissory Note, dated January 17, 2023, between Athena Consumer Acquisition Corp. and Athena Consumer Acquisition Sponsor LLC.
10.2	Working Capital Promissory Note, dated January 17, 2023, between Athena Consumer Acquisition Corp. and Athena Consumer Acquisition Sponsor LLC.
99.1	Press Release, issued January 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: January 17, 2023

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